                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-66268


STATEMENT OF ADDITIONAL INFORMATION                MORGAN STANLEY DEAN WITTER
                                                   TAX-EXEMPT SECURITIES TRUST
FEBRUARY 28, 2001


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     This Statement of Additional Information is not a Prospectus. The Prospectus (dated February 28, 2001) for the Morgan Stanley Dean Witter Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.






Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
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I.    Fund History ..........................................................4
II.   Description of the Fund and Its Investments and Risks .................4
          A. Classification .................................................4
          B. Investment Strategies and Risks ................................4
          C. Fund Policies/Investment Restrictions ..........................9
III.  Management of the Fund ...............................................10
          A. Board of Trustees .............................................10
          B. Management Information ........................................11
          C. Compensation ..................................................15
IV.   Control Persons and Principal Holders of Securities ..................17
V.    Investment Management and Other Services .............................17
          A. Investment Manager ............................................17
          B. Principal Underwriter .........................................18
          C. Services Provided by the Investment Manager ...................18
          D. Dealer Reallowances ...........................................19
          E. Rule 12b-1 Plan ...............................................19
          F. Other Service Providers .......................................23
          G. Codes of Ethics ...............................................24
VI.   Brokerage Allocation and Other Practices .............................24
          A. Brokerage Transactions ........................................24
          B. Commissions ...................................................24
          C. Brokerage Selection ...........................................25
          D. Directed Brokerage ............................................26
          E. Regular Broker-Dealers ........................................26
VII.  Capital Stock and Other Securities ...................................26
VIII. Purchase, Redemption and Pricing of Shares ...........................27
          A. Purchase/Redemption of Shares .................................27
          B. Offering Price ................................................28
IX.   Taxation of the Fund and Shareholders ................................28
X.    Underwriters .........................................................31
XI.   Calculation of Performance Data ......................................31
XII.  Financial Statements .................................................33
XIII. Appendix .............................................................59


                       Glossary of Selected Defined Terms

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.

     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" - Morgan Stanley Dean Witter Tax-Exempt Securities Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
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     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

     MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.


     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.


     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.


     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     The Fund may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

      2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

      3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

      4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities.

      5. Invest in common stock.

      6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

      7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

      8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

      9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
         (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.

     14. Make short sales of securities.

     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
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A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION



     Trustees and Officers. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating
                                              Officer (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee, and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent; formerly
                                              Director and/or officer of various MSDW subsidiaries
                                              (until June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah)(1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical company);
                                              Director of Franklin Covey (time management systems),
                                              BMW Bank of North America, Inc. (industrial loan
                                              corporation), United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing Company) and
                                              Nuskin Asia Pacific (multilevel marketing); member of
                                              the Utah Regional Advisory Board of Pacific Corp.;
                                              member of the board of various civic and charitable
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July 1989-December 1994); director
                                              of various other business and charitable
                                              organizations.

James F. Higgins* (53) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since
                                              June 2000); previously President and Chief Operating
                                              Officer of the Private Client Group of MSDW (May
                                              1999-August 2000), President and Chief Operating
                                              Officer of Individual Securities of MSDW (February
                                              1997-May 1999), President and Chief Operating Officer
                                              of Dean Witter Securities of MSDW (1995-February
                                              1997), and President and Chief Operating Officer of
                                              Dean Witter Financial (1989-1995) and Director
                                              (1985-1997) of Dean Witter Reynolds.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer), Independence
                                              Standards Board (private sector organization
                                              governing independence of auditors) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and Assistant
                                              Secretary of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation; director of various business
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various MSDW
                                              subsidiaries.

John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company (telecommunications
1675 Broadway                                 company); formerly Executive Vice President and
New York, New York                            Chief Investment Officer of the Home Insurance
                                              Company (August 1991- September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Dean Witter Asset Management (since
Two World Trade Center                        December 1998); President and Director (since
New York, New York                            April 1997) and Chief Executive Officer (since June
                                              1998) of the Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various Van
                                              Kampen investment companies (since December 1999);
                                              previously Chief Strategic Officer of the Investment
                                              Manager and MSDW Services Company and Executive Vice
                                              President of the Distributor (April 1997-June 1998),
                                              Vice President of the Morgan Stanley Dean Witter
                                              Funds (May 1997-April 1999), and Executive Vice
                                              President of Dean Witter, Discover & Co.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President, Secretary                     Director (since December 2000) of Morgan Stanley
and General Counsel                           Dean Witter Asset Management; Managing Director
Two World Trade Center                        (since December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and MSDW
                                              Services Company; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean Witter
                                              Funds (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant General
                                              Counsel of the Investment Manager and MSDW Services
                                              Company.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
James F. Willison (57) ....................   Managing Director of the Investment Manager;
Vice President                                Vice President of various Morgan Stanley Dean
Two World Trade Center                        Witter Funds.
New York, New York

Joseph R. Arcieri (52) ....................   Principal of the Investment Manager (since
Vice President                                December 2000); formerly Senior Vice President
Two World Trade Center                        of the Investment Manager; Vice President of
New York, New York                            various Morgan Stanley Dean Witter Funds.

Thomas F. Caloia (54) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, Robert
S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Jonathan R. Page, Managing Director of the Investment Manager, Katherine H. Stromberg, Principal of the Investment Manager, and Gerard J. Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2000.



                               FUND COMPENSATION



                                                                 AGGREGATE
                                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                    FROM THE FUND
-------------------------------                               --------------
Michael Bozic ............................................       $1,500
Edwin J. Garn ............................................        1,550
Wayne E. Hedien ..........................................        1,550
Dr. Manuel H. Johnson ....................................        2,300
Michael E. Nugent ........................................        2,050
John L. Schroeder ........................................        2,000



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.


             CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS



                                                           TOTAL CASH
                                                          COMPENSATION
                                                         FOR SERVICES TO
                                                            97 MORGAN
NAME OF                                                   STANLEY DEAN
INDEPENDENT TRUSTEE                                       WITTER FUNDS
-------------------------------                         ----------------
Michael Bozic .....................................        $146,917
Edwin J. Garn .....................................         151,717
Wayne E. Hedien ...................................         151,567
Dr. Manuel H. Johnson .............................         223,655
Michael E. Nugent .................................         199,759
John L. Schroeder .................................         194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/ trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


----------
(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2000 and by the 53 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 2000.



  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS




                                     FOR ALL ADOPTING FUNDS
                                 ------------------------------
                                                                                      ESTIMATED ANNUAL
                                                                RETIREMENT BENEFITS       BENEFITS
                                     ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                                  CREDITED YEARS    ESTIMATED   ------------------- --------------------
                                   OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
                                    RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ..................        10             60.44%    $  361   $20,001     $  937    $52,885
Edwin J. Garn ..................        10             60.44        514    29,348        938     52,817
Wayne E. Hedien ................         9             51.37        681    37,886        796     44,952
Dr. Manuel H. Johnson ..........        10             60.44        375    21,187      1,390     77,817
Michael E. Nugent ..............        10             60.44        632    36,202      1,239     69,506
John L. Schroeder ..............         8             50.37      1,206    65,337        964     53,677


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 16.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of February 9, 2001: J. Stark Thompson, 207 Walnut Ridge Road, Chadds Ford, PA 19317-9159 - 9.472%; Jacob Brown Trust DTD 6-3-91, Jacob & Frances O. Brown Trustees, 6637 State Line Road, Kansas City, MO 64113-1808 - 5.502%; Howard C. Kauffmann & Suzanne M. Kauffmann JT TEN, 2724 Peachtree Road NW, Atlanta, GA 30305-2978 - 5.185%; Morgan Stanley Dean Witter TR FSB TTEE FBO Richard K. Allen and Dorothy B. Allen Rev Trust Husband and Wife Share, P.O. Box 503; Jersey City, NJ 07311 - 5.173%; The following owned 5% or more of the oustanding shares of Class C on February 9, 2001: Danilo F. Piccinini & Lola Piccinini JT TEN, P.O. Box 5307, Incline Village, NV 89450-5307 - 5.299%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $5,139,570, $4,908,427 and $4,511,126, respectively.



     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.



     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                           2000                 1999                1998
                           ----                 ----                ----
Class A .......... FSCs:(1) $ 67,610      FSCs:(1) $107,818   FSCs:(1) $168,708
                   CDSCs:   $    759      CDSCs:   $      0   CDSCs:   $      0
Class B .......... CDSCs:   $241,537      CDSCs:   $274,899   CDSCs:   $119,895
Class C .......... CDSCs:   $  3,821      CDSCs:   $ 10,671   CDSCs:   $  6,087
Class D .......... FSCs:    $      0(2)   FSCs:    $      0   FSCs:    $      0


----------
(1)   FSCs apply to Class A only.

(2) Prior to July 27, 1998 the Fund charged an FSC. On July 28, 1997 existing shares of the Fund were designated Class D shares, which have no FSC.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2000, of $848,237. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended December 31, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $37,898 and $70,484, respectively, which amounts are equal to 0.21% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Dean Witter Choice program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice program).


     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $8,884,211 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 18.18% ($1,615,459)-advertising and promotional expenses; (ii) 0.86% ($76,539)-printing of prospectuses for distribution to other than current shareholders; and (iii) 80.96% ($7,192,213)-other expenses, including the gross sales credit and the carrying charge, of which 8.49% ($610,783) represents carrying charges, 23.75% ($1,708,162) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 33.62% ($2,417,832) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,762,135 as of December 31, 2000 (the end of the Fund's fiscal year), which was equal to 3.67% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $12,126 in the case of Class C at December 31, 2000 (the end of the calendar year), which amount was equal to 0.11% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS
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     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.



VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid no brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.


     During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not effect any securities transactions through any affiliated brokers or dealers.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2000, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 2000, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
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     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. or Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, and the five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the prospectus will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows: Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:




                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------   ---------------------
First ............................            3.0%
Second ...........................            2.0%
Third ............................            1.0%
Fourth and thereafter ............            None


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
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     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short term. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the

Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares.

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Following the restated performance information for Class A and Class D is the actual performance of the Fund based on its original, single class sales charge structure as of its last fiscal year. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.


     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 2000, the yield, calculated pursuant to the formula described above, was approximately 4.25%, 4.10%, 3.99% and 4.70% for Class A, Class B, Class C and Class D, respectively.


     The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The yield for Class A, Class B, Class C and Class D shares, based upon a Federal personal income tax bracket of 39.60% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2000 were 7.04%, 6.79%, 6.61% and 7.78% respectively, based upon the yield quoted above.


     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Class A and Class D shares of the Fund for the year ended December 31, 2000 were 6.48% and 11.44%, respectively; the restated average annual total returns for the five years ended December 31, 2000 were 4.19% and 5.33%, respectively; and the restated average annual total returns for the ten years ended December, 2000 were 6.28% and 6.99%, respectively. The average annual total returns of Class B for the fiscal year ended December 31, 2000 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 5.75% and 4.19%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2000 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 9.66% and 4.52%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total return for Class A shares for the year ended December 31, 2000 was 11.21% and the restated average annual total return for the five years ended December 31, 2000 was 5.10% and the restated average annual total return for the ten years ended December 31, 2000 was 6.74%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual returns as calculated in the previous paragraph. The average annual total returns of Class B for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 10.75% and 4.70%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2000 and for the period July 28, 1997 through December 31, 2000 were 10.66% and 4.52%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for Class A and Class D shares for the year ended December 31, 2000 were 11.21% and 11.44%, respectively, the restated total returns for the five years ended December 31, 2000 were 28.26% and 29.62%, and the restated total returns for the ten years ended December 31, 2000 were 92.04% and 96.51%. Based on the foregoing calculation, the Fund's total returns for Class B and Class C shares for the year ended December 31, 2000 were 10.75% and 10.66%, respectively, the total returns for the period July 28, 1997 through December 31, 2000 were 17.06% and 16.36%, respectively.


     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2000:




                                             INVESTMENT AT INCEPTION OF:
                                        -------------------------------------
                        INCEPTION
CLASS                     DATE:          $10,000      $50,000       $100,000
-----------------   -----------------   ---------   -----------   -----------
Class A .........        03/27/80(1)    $53,587     $270,036      $544,269
Class B .........        07/28/97        11,706       58,530       117,060
Class C .........        07/28/97        11,636       58,180       116,360
Class D .........        03/27/80        58,815      294,075       588,150


----------
(1) For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.



     All shares of the Fund held prior to July 28, 1997 were designated Class D shares and accordingly, the actual performance numbers set forth below represent the actual performance of the continuing Class D. The actual average annual total returns of the Fund, calculated with the deduction of maximum applicable sales charge described above, for the five years ended December 31, 2000 and for the ten years ended December 31, 2000 were 4.47% and 6.55%, respectively. The actual average annual total returns of the Fund calculated without the deduction for any applicable sales charge for the five years ended December 31, 2000 and for the ten years ended December 31, 2000, were 5.33% and 6.99%, respectively. The Fund's actual aggregate total return, without the deduction for any application sales charge for the five years ended December 31, 2000 was 29.62% and the actual total return for the ten years ended December 31, 2000 was 96.51%. Investments of $10,000, $50,000 and $100,000,
adjusted for the sales charges in effect at such time (4.0%, 3.25% or 2.75%, respectively), in the Fund at inception would have grown to $56,462, $284,518 and $571,976, respectively, at December 31, 2000.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended December 31, 2000 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 2000



  PRINCIPAL
  AMOUNT IN                                                                              COUPON      MATURITY
  THOUSANDS                                                                               RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
              TAX-EXEMPT MUNICIPAL BONDS (93.8%)
              General Obligation (15.8%)
              North Slope Borough, Alaska,
 $    3,000    Ser 1992 A Conv (MBIA) ................................................... 5.90%       06/30/03   $    3,120,540
     15,000    Ser 1994 B (FSA) ......................................................... 0.00        06/30/05       12,265,500
     15,000    Ser 1995 A (MBIA) ........................................................ 0.00        06/30/06       11,704,200
      9,500    Ser 1999 A (MBIA) ........................................................ 0.00        06/30/10        6,086,745
     15,000    Ser 2000 B (MBIA) ........................................................ 0.00        06/30/11        9,077,250
      4,000   Connecticut, College Savings 1989 Ser A ................................... 0.00        07/01/08        2,860,000
              Florida Board of Education, Capital Outlay
      5,000    Refg Ser 1999 B (MBIA) ................................................... 4.50        06/01/24        4,516,450
      5,000    Ser 1998 A ............................................................... 4.75        06/01/28        4,677,150
              Massachusetts,
     20,000    2000 Ser C ............................................................... 5.75        10/01/14       21,610,399
     10,000    2000 Ser B ............................................................... 6.00        06/01/16       10,924,300
        500   Chelsea School District, Michigan, 1998 Bldg & Site Refg (FGIC) ........... 5.00        05/01/25          484,235
        500   Detroit, Michigan, Ser 1997-A (MBIA) ...................................... 5.00        04/01/18          495,965
        445   Mona Shores Public Schools, Michigan, 1995 Bldg & Site (FGIC) ............. 5.80        05/01/17          468,345
      3,000   Clark County, Nevada, Transportation Ser 1992 A (Ambac) ................... 6.50        06/01/17        3,552,090
              New York City, New York,
      1,925    1990 Ser D ............................................................... 6.00        08/01/07        1,927,888
      1,545    1990 Ser D ............................................................... 6.00        08/01/08        1,547,318
              North Carolina,
     10,000    1997 Ser A ............................................................... 5.20        03/01/16       10,333,900
      8,000    Public School Building Ser 1999 .......................................... 4.60        04/01/17        7,704,800
        300   Bedford School District, Ohio, Ser 1993 ................................... 6.25        12/01/13          316,005
        500   Dayton, Ohio, Ltd Tax Ser 1998 (FGIC) ..................................... 4.70        12/01/20          470,850
        500   Delaware City School District, Ohio, Constr & Impr (FGIC) ................. 5.75        12/01/20          520,295
        500   North Olmsted, Ohio, Various Purpose Impr Ltd Tax Ser 1996 (Ambac) ........ 6.20        12/01/11          562,315
        500   Ohio, Infrastructure Improvement Ser 1998 B ............................... 4.75        02/01/18          486,290
        500   Rocky River City School District, Ohio, Impr Ser 1998 ..................... 5.375       12/01/17          530,050
     10,000   South-Western City School District, Ohio, Ser 1999 (Ambac) ................ 4.75        12/01/19        9,575,600
     10,000   Pennsylvania, First Ser 1995 (FGIC) ....................................... 5.50        05/01/12       10,493,000
      1,100   Puerto Rico, Public Improvement Ser 1998 (Secondary MBIA) ................. 4.875       07/01/23        1,080,090
      4,000   Shelby County, Tennessee, Refg 1995 Ser A ................................. 5.625       04/01/14        4,157,000
      2,425   La Joya Independent School District, Texas, Building Ser 2000 (PSF) ....... 5.75        02/15/19        2,567,760
     18,000   King County, Washington, Ltd Tax 1995 (MBIA) .............................. 6.00        01/01/23       18,866,159
      2,000   Washington, Ser 1994 A .................................................... 5.80        09/01/08        2,095,920
 ----------                                                                                                      --------------
    177,740                                                                                                         165,078,409
 ----------                                                                                                      --------------
              Educational Facilities Revenue (4.4%)
     10,000   Indiana University, Student Fee Ser K (MBIA) .............................. 5.875       08/01/20       10,497,000
      2,000   Maryland Health & Educational Facilities Authority, The Johns Hopkins
               University Refg Ser 1998 ................................................. 5.125       07/01/20        2,020,240


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 2000, continued


  PRINCIPAL
  AMOUNT IN                                                                                      COUPON      MATURITY
  THOUSANDS                                                                                       RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities Authority,
 $     3,700   Boston University Ser D & E (FSA) ..........................................      8.727++%    10/01/31  $  3,959,000
         500   Brandeis University 1998 Ser I (MBIA) ......................................      4.75        10/01/28       462,475
         400   Suffolk University Ser B (Connie Lee) ......................................      6.25        07/01/12       416,608
         500   University of Massachusetts Foundation Inc/Medical School Research
               Ser A (Connie Lee) .........................................................      6.00        07/01/23       515,895
              Massachusetts Industrial Finance Agency,
         400   College of the Holy Cross 1996 Issue (MBIA) ................................      5.50        03/01/16       414,828
         300   Mount Holyoke College Refg Ser 1992 A (MBIA) ...............................      6.30        07/01/13       308,757
         800  Central Michigan University, Refg Ser 1993 (Ambac) ..........................      5.50        10/01/10       827,576
         500  Oakland University, Michigan, Ser 1995 (MBIA) ...............................      5.75        05/15/26       518,025
         200  Minnesota Higher Education Facilities Authority, Northfield St Olaf
               College 1992 ...............................................................      6.40        10/01/21       206,846
       1,000  University of Minnesota, Ser 1993 A .........................................      4.80        08/15/03     1,010,520
       5,000  Missouri Health & Educational Facilities Authority, Washington University
               Ser 1998 A .................................................................      4.75        11/15/37     4,524,150
       2,000  New Jersey Economic Development Authority,
               The Seeing Eye Inc 1991 ....................................................      7.30        04/01/11     2,051,800
       8,000  New Jersey Educational Facilities Authority, Princeton University
               Ser 1999 A .................................................................      4.75        07/01/25     7,582,880
              New York State Dormitory Authority,
       5,000   State University Ser 1989 B ................................................      0.00        05/15/02     4,715,650
       2,000   State University Ser 2000 B ................................................      5.375       05/15/23     2,022,800
         500  Ohio Higher Educational Facility Commission, Case Western Reserve
               University Ser 1992 ........................................................      6.00        10/01/22       518,800
       2,500  Ohio State University, General Receipts Ser 1999 A ..........................      5.80        12/01/29     2,651,475
         500  University of Cincinnati, Ohio, General Receipts Ser G ......................      7.00        06/01/11       515,435
         200  University of Toledo, Ohio, Ser 1992 A (FGIC) ...............................      5.90        06/01/20       206,978
 -----------                                                                                                           ------------
      46,000                                                                                                             45,947,738
 -----------                                                                                                           ------------
              Electric Revenue (13.1%)
      25,000  Salt River Project Agricultural Improvement & Power District, Arizona,
               Refg 1993 Ser C (Secondary MBIA) ...........................................      5.50        01/01/10    26,949,500
      10,000  Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ...      5.75        01/01/15    10,508,200
      10,000  Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) .............      6.50        01/01/17    11,834,400
         500  Massachusetts Municipal Wholesale Electric Company, 1992 Ser C ..............      6.625       07/01/18       517,160
         500  Wyandotte, Michigan, Electric Refg 1992 (MBIA) ..............................      6.25        10/01/17       521,825
              Long Island Power Authority, New York,
      15,000   Ser 2000 A (FSA) ...........................................................      0.00        06/01/17     6,435,300
       5,000   Ser 1998 A (FSA) ...........................................................      5.125       12/01/22     4,957,550
         500  Hamilton!, Ohio, Refg 1992 Ser A (FGIC) .....................................      6.00        10/15/12       522,780
              Puerto Rico Electric Power Authority,
       2,000   Power Ser X ................................................................      6.00        07/01/15     2,143,660
      15,000   Power Ser O ................................................................      0.00        07/01/17     6,617,400
       5,000   Power Ser EE (MBIA) ........................................................      4.50        07/01/18     4,812,250
         800   Power Ser DD (FSA) .........................................................      4.50        07/01/19       763,224
      15,000  South Carolina Public Service Authority, 1995 Refg Ser A (Ambac) ............      6.25        01/01/22    16,131,600
         710  Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC) ......................      6.25        05/15/16       766,197


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 2000, continued


  PRINCIPAL
  AMOUNT IN                                                                                     COUPON    MATURITY
  THOUSANDS                                                                                      RATE       DATE       VALUE
----------------------------------------------------------------------------------------------------------------------------------
              San Antonio, Texas,
 $   13,000    Electric & Gas Refg Ser 1994 C .................................................  4.70 %   02/01/06   $ 13,140,140
      5,000    Electric & Gas Refg Ser 1998 A .................................................  4.50     02/01/21      4,555,050
     10,000   Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA) ........................  5.75     07/01/19     10,500,300
     13,500   Washington Public Power System, Proj #2 Refg Ser 1994 A
               (Secondary MBIA) ...............................................................  6.00     07/01/07     14,718,375
 ----------                                                                                                         -------------
    146,510                                                                                                           136,394,911
 ----------                                                                                                         -------------

              Hospital Revenue (5.1%)
      1,000   Massachusetts Health & Educational Facilities Authority, Massachusetts
               General Hospital Ser F (Ambac) .................................................  6.00     07/01/15      1,042,630
        500   Grand Traverse County Hospital, Michigan, Munson Healthcare Ser 1998 A
               (Ambac) ........................................................................  4.75     07/01/22        459,010
        500   Michigan Hospital Finance Authority, Mercy Health Services 1996 Ser R (Ambac)      5.375    08/15/16        514,455
              Rochester, Minnesota,
      5,000    Mayo Foundation/Medical Center Ser 1992 I ......................................  5.75     11/15/21      5,123,300
      6,400    Mayo Foundation/Medical Center Ser 1992 F ......................................  6.25     11/15/21      6,669,632
     10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
               Christian Health Services Ser 1993 A ...........................................  5.25     05/15/14     10,320,900
      1,300   New Hampshire Higher Educational & Health Facilities Authority,
               St Joseph Hospital Ser 1994 (Connie Lee) .......................................  6.35     01/01/07      1,401,634
      6,500   New Jersey Health Care Facilities Financing Authority,
              Robert Wood Johnson University Hospital, Ser 2000 ...............................  5.75     07/01/25      6,677,125
      6,000   New York State Medical Care Facilities Finance Agency, Presbyterian
               Hospital - FHA Insured Mtge Ser 1994 A .........................................  5.25     08/15/14      6,134,700
        475   Hamilton County, Ohio, Bethesda Hospital Inc Ser 1986 A .........................  7.00     01/01/09        480,581
      5,000   North Central Texas Health Facilities Development Corporation, University
               Medical Center Inc Ser 1997 (FSA) ..............................................  5.45     04/01/15      5,121,700
     10,000   Fredericksburg Industrial Development Authority, Virginia,
               Medicorp Health Refg Ser 1996 (Ambac) ..........................................  5.25     06/15/16     10,184,400
 ----------                                                                                                         -------------
     52,675                                                                                                            54,130,067
 ----------                                                                                                         -------------

              Industrial Development/Pollution Control Revenue (4.3%)
      1,500   Hawaii Department of Budget & Finance, Hawaiian Electric Co Ser 1995 A
               (AMT) (MBIA) ...................................................................  6.60     01/01/25      1,603,515
      1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co.
               Refg Ser 1993 ..................................................................  5.875    08/01/08      1,030,480
        500   Monroe County, Michigan, Detroit Edison Co Collateralized Ser 1-1992 (AMT)
               (MBIA) .........................................................................  6.875    09/01/22        526,335
        200   Anoka County, Minnesota, United Power Assn NRU-CFC-Gtd Ser 1987 A (AMT) .........  6.95     12/01/08        204,988
        300   Bass Brook, Minnesota, Minnesota Power & Light Co Refg Ser 1992 .................  6.00     07/01/22        301,500
              Minneapolis Community Development Agency, Minnesota,
        100    Ltd Tax Supported Common Bond Fund Ser 1991-3 ..................................  8.25     12/01/11        104,520
        100    Ltd Tax Supported Common Bond Fund Ser 1991-1 (AMT) ............................  8.00     12/01/16        104,298



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 2000, continued


  PRINCIPAL
  AMOUNT IN                                                                               COUPON       MATURITY
  THOUSANDS                                                                                 RATE        DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------------
 $   10,000   Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) ..............  6.70 %    06/01/22    $   10,447,500
      5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (Ambac) ............  6.30      12/01/14         5,208,550
      5,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) .................  7.50      12/01/29         5,105,000
     10,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
               Texas, American Airlines Inc Ser 1995 .....................................  6.00      11/01/14         9,787,800
     10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A .............  6.90      02/01/13        10,808,600
 ----------                                                                                                       --------------
     43,700                                                                                                           45,233,086
 ----------                                                                                                       --------------
              Mortgage Revenue - Multi-Family (2.6%)
              Massachusetts Housing Finance Agency,
        460    Rental 1994 Ser A (AMT) (Ambac) ...........................................  6.60      07/01/14           483,087
        880    Rental 1994 Ser A (AMT) (Ambac) ...........................................  6.65      07/01/19           919,873
              Michigan Housing Development Authority,
        465    Rental 1992 Ser A .........................................................  6.60      04/01/12           483,842
      6,355    Rental 1992 Ser A (Bifurcated FSA) ........................................  6.50      04/01/23         6,603,036
        400    Ser 1990 A (AMT) ..........................................................  7.70      04/01/23           410,076
        200   Minnesota Housing Finance Agency, Ser 1992 A ...............................  6.95      08/01/17           207,602
      9,000   New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (Ambac) ...........  6.05      11/01/20         9,260,190
              New York City Housing Development Corporation, New York,
      4,162    Ruppert Proj - FHA Ins Sec 223F ...........................................  6.50      11/15/18         4,300,722
      4,013    Stevenson Commons Proj - FHA Ins Sec 223F .................................  6.50      05/15/18         4,145,620
 ----------                                                                                                       --------------
     25,935                                                                                                           26,814,048
 ----------                                                                                                       --------------
              Mortgage Revenue - Single Family (5.8%)
      5,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA) .........  5.875     12/01/24         5,072,000
      2,440   California Housing Finance Agency, Home 1983 Ser B .........................  0.00      08/01/15           549,805
              Colorado Housing & Finance Authority,
      2,000    1998 Ser A-2 (AMT) ........................................................  6.60      05/01/28         2,180,120
      2,340    1997 Ser C-2 (AMT) ........................................................  6.875     11/01/28         2,521,420
      5,300   Illinois Housing Development Authority, Residential 1991 Ser C (AMT) .......  8.680++   02/01/18         5,624,625
        210   Massachusetts Housing Finance Agency, Ser 21 (AMT) .........................  7.125     06/01/25           216,905
        110   Minneapolis-Saint Paul Housing Finance Board, Minnesota, GNMA-Backed Phase
               IX Ser 1991 (AMT) .........................................................  7.25      08/01/21           112,797
              Minnesota Housing Finance Agency,
        360    Ser 1992 C-1 (AMT) ........................................................  6.75      07/01/23           369,101
        175    Ser 1992 H (AMT) ..........................................................  6.50      01/01/26           177,888
              Missouri Housing Development Commission, Homeownership
      2,655    GNMA/FNMA Collateralized 1996 Ser C (AMT) .................................  7.45      09/01/27         2,880,941
      3,895    GNMA/FNMA Collateralized 1997 Ser C-1 .....................................  6.55      09/01/28         4,314,608
      2,000    Loan Program Ser 2000 B-1 (AMT) ...........................................  7.45      09/01/31         2,291,640
      1,100   Nebraska Investment Finance Authority, GNMA-Backed 1990 (AMT) .............. 10.364++   09/10/30         1,133,000
      5,000   New Hampshire Housing Finance Authority, Mortgage Acquisition
               2000 Ser B (AMT) ..........................................................  6.70      07/01/29         5,367,800
              Ohio Housing Finance Agency,
        300    Residential 1996 Ser B-2 (AMT) ............................................  6.10      09/01/28           309,105
      1,600    GNMA-Backed 1991 Ser A 1 & 2 (AMT) ........................................  8.604++   03/24/31         1,684,000


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 2000, continued


  PRINCIPAL
  AMOUNT IN                                                                                COUPON       MATURITY
  THOUSANDS                                                                                  RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
 $    4,000   Oregon Housing & Community Service Department, Ser 2000 F (AMT) .............. 6.25%      07/01/28    $    4,187,680
      5,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) ..................... 8.798++    10/01/23         5,300,000
              Tennessee Housing Department Agency,
      3,955    Mortgage Finance 1993 Ser A ................................................. 5.90       07/01/18         4,038,530
      1,000    Mortgage Finance 1994 Ser B (AMT) ........................................... 6.55       07/01/19         1,024,990
      9,785    Mortgage Finance 1993 Ser A ................................................. 5.95       07/01/28         9,946,941
        220   Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E (AMT) ............ 6.50       07/01/26           224,206
      1,300   Wisconsin Housing & Economic Development Authority, Home Ownership 1991
               Ser (AMT) ................................................................... 9.096++    10/25/22         1,374,750
 ----------                                                                                                         --------------
     59,745                                                                                                             60,902,852
 ----------                                                                                                         --------------
              Nursing & Health Related Facilities Revenue (0.1%)
        500   Minneapolis & Saint Paul Housing & Redevelopment Authority, Minnesota,
 ----------    Group Health Plan Inc Ser 1992 .............................................. 6.75       12/01/13           500,815
                                                                                                                    --------------
              Public Facilities Revenue (1.8%)
      2,000   North City West School Facilities Authority, California, Community Dist
               #1 Special Tax Ser 1995 B (FSA) ............................................. 6.00       09/01/19         2,201,880
      5,000   Denver, Colorado, Civic Center Office Building Ser 2000 B COPs (Ambac) ....... 5.50       12/01/25         5,131,950
        500   Michigan Building Authority, Refg Ser I  ..................................... 6.25       10/01/20           514,730
        500   Michigan House of Representatives, Capital Outlook LLC COPs (Ambac) .......... 5.00       08/15/20           488,965
      4,000   Michigan, 525 Redevco Inc COPs (Ambac) ....................................... 5.50       06/01/27         4,090,120
              Ohio Building Authority,
        500    Adult Correctional 1999 Ser A ............................................... 5.25       10/01/18           508,745
      5,000    1985 Ser C .................................................................. 9.75       10/01/05         6,047,100
 ----------                                                                                                         --------------
     17,500                                                                                                             18,983,490
 ----------                                                                                                         --------------
              Recreational Facilities Revenue (1.5%)
      3,500   Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ...................... 5.00       11/01/08         3,506,965
              Metropolitan Football Stadium District, Colorado,
      4,000    Sales Tax Ser 1999 A (MBIA) ................................................. 0.00       01/01/10         2,637,120
      2,000    Sales Tax Ser 1999 A (MBIA) ................................................. 0.00       01/01/12         1,173,960
      5,000   Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ............................ 5.25       12/01/32         5,011,300
      3,000   Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA) .............. 5.50       07/01/11         3,124,080
 ----------                                                                                                         --------------
     17,500                                                                                                             15,453,425
 ----------                                                                                                         --------------
              Resource Recovery Revenue (1.7%)
      7,000   Savannah Resource Recovery Development Authority, Georgia, Savannah Energy
               Systems Co Ser 1992 ......................................................... 6.30       12/01/06         7,178,710
     10,000   Northeast Maryland Waste Disposal Authority, Montgomery County
               Ser 1993 A (AMT) ............................................................ 6.30       07/01/16        10,446,500
 ----------                                                                                                         --------------
     17,000                                                                                                             17,625,210
 ----------                                                                                                         --------------
              Student Loan Revenue (0.0%)
        400   New England Education Loan Marketing Corporation, Massachusetts,
 ----------    1992 Sub Issue H (AMT) ...................................................... 6.90       11/01/09           453,728
                                                                                                                    --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED


  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Transportation Facilities Revenue (16.8%)
 $   50,000   Foothill/Eastern Corridor Agency, California, Toll Road Ser 1999 ...........
      5,000   San Francisco Bay Area Rapid Transit District, California, Sales Tax
               Ser 1998 (Ambac) ..........................................................
     13,000   San Joaquin Hills Transportation Corridor Agency, California, Toll Road
               Refg Ser 1997 A (MBIA) ....................................................
      3,000   Colorado Department of Transportation, Ser 2000 (Ambac) ....................
      5,000   E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA) ................
              Mid-Bay Bridge Authority, Florida,
      8,965    Sr Lien Crossover Refg Ser 1993 A (Ambac) .................................
      3,000    Ser 1997 A (Ambac) ........................................................
      5,000   Atlanta, Georgia, Airport Ser 2000 (FGIC) ..................................
      5,000   Hawaii, Airports Second Ser 1991 (AMT) .....................................
              Kentucky Turnpike Authority,
      9,000    Economic Development Road Refg Ser 1995 (Ambac) ...........................
     30,000    Resource Recovery Road 1987 Ser A .........................................
      8,750   Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ................
              Wayne County, Michigan, Detroit Metropolitan Wayne County Airport,
        250    Sub Lien Ser 1991 B (AMT) (MBIA) ..........................................
        500    Ser 1998 B (MBIA) .........................................................
      8,000   Minneapolis - St Paul Metropolitan Airports Commission, Minnesota,
               Ser 1998 A (Ambac) ........................................................
      3,500   St Louis, Missouri, Lambert-St Louis International Airport Ser 2000 ........
     10,000   Nevada Department of Business & Industry, Las Vegas Monorail, 1st Tier
               Ser 2000 (Ambac) ..........................................................
              New Jersey Highway Authority,
      9,560    Sr Parkway Refg 1992 Ser ..................................................
      7,000    Sr Parkway 1999 Ser .......................................................
      6,595   Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) ...............
      5,500   Ohio Turnpike Commission, Ser 1998 B (FGIC) ................................
              Pennsylvania Turnpike Commission,
      5,000    Ser L of 1991 (MBIA) ......................................................
      5,000    Ser A 1998 (Ambac) ........................................................
     10,000   Puerto Rico Highway & Transportation Authority, Refg Ser X .................
     10,000   South Carolina Transportation Infrastructure Bank, Ser 1999 A (Ambac) ......
      3,000   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B .............
 ----------
    229,620
 ----------
              Water & Sewer Revenue (12.0%)
     10,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 1994 .....
      5,000   California Department of Water Resources, Central Valley Ser L .............
     10,000   Los Angeles, California, Wastewater Ser 1994-A (MBIA) ......................
      6,000   Augusta, Georgia, Water & Sewer Ser 2000 (FSA) .............................
      7,000   De Kalb County, Georgia, Water & Sewer Refg Ser 2000 .......................
      5,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ...................



  PRINCIPAL
  AMOUNT IN      COUPON     MATURITY
  THOUSANDS       RATE        DATE          VALUE
------------- ------------ ---------- -----------------
 $   50,000        0.00%    01/15/38       $ 5,208,000
      5,000
                   4.75     07/01/23         4,793,150
     13,000
                   0.00     01/15/26         3,439,670
      3,000        6.00     06/15/15         3,297,480
      5,000        0.00     09/01/16         2,243,300
      8,965        5.85     10/01/13         9,689,282
      3,000        0.00     10/01/21           957,240
      5,000       5.875     01/01/17         5,410,450
      5,000        7.00     07/01/18         5,146,700
      9,000        6.50     07/01/08        10,233,990
     30,000        5.00     07/01/08        30,010,800
      8,750        5.55     01/01/17         8,925,088
        250        6.75     12/01/21           258,775
        500       4.875     12/01/23           474,515
      8,000
                   5.00     01/01/30         7,750,080
      3,500       6.125     01/01/09         3,544,450
     10,000
                  5.375     01/01/40        10,038,900
      9,560        6.25     01/01/14         9,914,102
      7,000       5.625     01/01/30         7,333,060
      6,595       6.375     07/01/15         7,169,754
      5,500        4.50     02/15/24         4,946,205
      5,000        6.00     06/01/15         5,123,000
      5,000        4.75     12/01/27         4,655,900
     10,000        5.50     07/01/15        10,933,800
     10,000        5.50     10/01/16        10,468,000
      3,000       5.625     05/15/13         3,110,880
 ----------                            --------------
    229,620                                175,076,571
 ----------                            --------------
     10,000        5.45     07/01/19        10,185,300
      5,000        5.50     12/01/23         5,093,150
     10,000       5.875     06/01/24        10,497,700
      6,000        5.25     10/01/26         6,053,520
      7,000       5.125     10/01/31         6,953,310
      5,000        4.75     01/01/28         4,665,150


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       39

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, continued


  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
 $    2,700   Kansas Development Finance Authority, Public Water Supply
               Ser 2000-2 (Ambac) ............................................................
     10,000   Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
               Ser 1998 A (FGIC) .............................................................
        400   Boston Water & Sewer Commission, Massachusetts, 1992 Ser A .....................
        500   Massachusetts Water Pollution Abatement Trust, Pool Ser 2 ......................
      5,000   Massachusetts Water Resources Authority, Refg 1992 Ser B .......................
              Detroit, Michigan,
      3,320    Sewage Refg Ser 1993 A (FGIC) .................................................
     10,000    Water Supply 1997 Ser A (MBIA) ................................................
        300   Minnesota Public Facilities Authority, Water Pollution Control 1998 Ser A ......
      8,000   Charlotte, North Carolina Water & Sewer Ser 2000 ...............................
     10,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) .......................
        800   Montgomery County, Ohio, Water Ser 1992 (FGIC) .................................
        500   Northeast Ohio Regional Sewer District, Wastewater Refg Ser 1995 (AMBAC) .......
        500   Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) ..............
      5,000   Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) .....................
     11,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
               Refg Ser 1998 A (FGIC) ........................................................
     10,000   Dallas, Texas, Waterworks & Sewer Refg Ser 1998 (FSA) ..........................
      5,000   Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ...................
 ----------
    126,020
 ----------
              Other Revenue (0.5%)
      5,000   New York Local Government Assistance Corporation, Ser 1993 C ...................
 ----------
              Refunded (8.3%)
      9,000   Los Angeles Convention & Exhibition Center Authority, California,
               Ser 1985 COPs .................................................................
      2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ............................
      2,500   Massachusetts Health & Educational Facilities Authority, Malden Hospital -
               FHA Ins Mtge Ser A (ETM) ......................................................
     10,000   Massachusetts Water Resources Authority, 1996 Ser A (FGIC) .....................
      1,000   Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC) ...............................
     13,750   New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM) .....
      7,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) .......................
     25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS) ......................
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) ..........................
 ----------
     75,750
 ----------
  1,041,595   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $911,690,288) .........................
 ----------



  PRINCIPAL
  AMOUNT IN     COUPON      MATURITY
  THOUSANDS      RATE         DATE           VALUE
------------- ---------- ------------- -----------------
 $    2,700
               5.75%        04/01/17       $ 2,889,027
     10,000
               4.75         05/15/28         9,285,700
        400    5.75         11/01/13           436,580
        500    5.70         02/01/12           529,840
      5,000    5.50         11/01/15         5,115,750
      3,320    5.70         07/01/13         3,453,398
     10,000    5.00         07/01/21         9,811,400
        300    4.75         03/01/19           289,221
      8,000    5.25         06/01/25         8,050,720
     10,000    5.00         01/01/23         9,816,700
        800    6.25         11/15/17           835,472
        500    5.60         11/15/13           523,995
        500    5.60         06/01/10           527,360
      5,000    5.25         06/01/28         5,002,650
     11,000
               4.75         01/01/22        10,385,320
     10,000    5.00         10/01/29         9,616,000
      5,000    5.25         12/01/30         4,984,800
 ----------                             --------------
    126,020                                125,002,063
 ----------                             --------------
      5,000   5.50          04/01/17         5,368,050
 ----------                             --------------
      9,000
              9.00          12/01/05+        11,064,420
      2,500   6.875         10/01/22         3,054,525
      2,500
              5.00          08/01/16         2,562,625
     10,000   5.50          11/01/06+        10,777,100
      1,000   5.70          07/01/03+         1,051,630
     13,750   7.375         07/01/16        16,628,288
      7,000   4.70          02/01/06         7,102,550
     25,000   0.00#         07/01/03+        28,639,750
      5,000   5.00          06/01/15         5,083,250
 ----------                             --------------
     75,750                                 85,964,138
 ----------                             --------------
  1,041,595                                978,928,601
 ----------                             --------------


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       40

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.7%)
 $   10,000   Maricopa County, Arizona Public Service Co Ser 1994 C (Demand 01/02/01) ...
      1,000   Hapeville Development Authority, Georgia, Hapeville Hotel Ltd Ser 1995
               (Demand 01/02/01) ........................................................
              Missouri Health & Educational Facilities Authority,
      3,000    Washington University Ser 1996 C (Demand 01/02/01) .......................
      1,800    Washington University Ser 1996 D (Demand 01/02/01) .......................
     10,500   Philadelphia Hospital and Higher Education Facilities Authority,
               Children's Hospital of Philadelphia Ser 1992 (Demand 01/02/01) ...........
      5,505   Harris County Health Facilities Development Corporation, Texas,
               Methodist Hospital Ser 1994 (Demand 01/02/01) ............................
      1,600   Salt Lake County, Utah, British Petroleum Ser 1994 (Demand 01/02/01) ......
     14,000    Fairfax County Industrial Development Authority, Virginia,
 ----------
              Fairfax Hospital/Inova Health Ser 1991 ....................................
     47,405   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $47,405,000) ......
 ----------
 $1,089,000   TOTAL INVESTMENTS (Cost $959,095,288) (a) .................................
 ==========
              OTHER ASSETS IN EXCESS OF LIABILITIES .....................................
              NET ASSETS ................................................................

  PRINCIPAL
  AMOUNT IN       COUPON        MATURITY
  THOUSANDS        RATE           DATE            VALUE
------------- ------------- --------------- ----------------
 $   10,000        5.00*%        05/01/29    $   10,000,000
      1,000
                   4.95*         11/01/15         1,000,000
      3,000        4.80*         09/01/30         3,000,000
      1,800        4.80*         09/01/30         1,800,000
     10,500
                   5.00*         03/01/27        10,500,000
      5,505
                   5.00*         12/01/25         5,505,000
      1,600        5.00*         08/01/07         1,600,000
     14,000
 ----------
                  8.927++        08/29/01+       14,980,000
                                              --------------
     47,405                                      48,385,000
 ----------                                   --------------
 $1,089,000                        98.5%      1,027,313,601
 ==========
                                    1.5          15,870,969
                                  -----       --------------
                                  100.0%     $1,043,184,570
                                  =====       ==============



--------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
GAINS  Growth and Income Security.
+      Prerefunded to maturity.
++ Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term securities change.
#      Currently a zero coupon bond; will convert to 10.00% coupon on January
       1, 2001.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $69,888,265 and the aggregate gross unrealized depreciation is $1,669,952, resulting in net unrealized appreciation of $68,218,313.


Bond Insurance:
---------------
Ambac        Ambac Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
             Assurance Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.
PSF          Permanent School Fund Guaranteed.


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       41

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, continued



                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets










   Alaska .................       4.5%       Maryland ...............       1.2%        Ohio ...................       4.5%
   Arizona ................       4.5        Massachusetts ..........       6.9         Oregon .................       0.4
   California .............       5.1        Michigan ...............       3.1         Pennsylvania ...........       3.5
   Colorado ...............       2.2        Minnesota ..............       2.2         Puerto Rico ............       2.5
   Connecticut ............       0.3        Missouri ...............       2.7         South Carolina .........       3.0
   Florida ................       2.2        Nebraska ...............       0.1         Tennessee ..............       2.8
   Georgia ................       4.1        Nevada .................       2.8         Texas ..................       6.9
   Hawaii .................       0.6        New Hampshire ..........       0.7         Utah ...................       4.4
   Illinois ...............       0.5        New Jersey .............       4.1         Virginia ...............       2.7
   Indiana ................       1.0        New Mexico .............       0.7         Washington .............       3.9
   Kansas .................       0.3        New York ...............       5.6         Wisconsin ..............       1.2
   Kentucky ...............       4.8        North Carolina .........       2.5                                       ----
                                                                                        Total ..................      98.5%
                                                                                                                      ====




                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000




ASSETS:
Investments in securities, at value
  (cost $959,095,288).............................................    $1,027,313,601
Cash .............................................................            12,715
Receivable for:
   Interest ......................................................        16,846,134
   Shares of beneficial interest sold ............................         1,851,278
   Investments sold ..............................................           371,438
Prepaid expenses and other assets ................................            29,880
                                                                      --------------
   TOTAL ASSETS ..................................................     1,046,425,046
                                                                      --------------
LIABILITIES:
Payable for:
   Dividends to shareholders .....................................         2,070,687
   Shares of beneficial interest repurchased .....................           563,336
   Investment management fee .....................................           390,048
   Plan of distribution fee ......................................            88,201
Accrued expenses and other payables ..............................           128,204
                                                                      --------------
   TOTAL LIABILITIES .............................................         3,240,476
                                                                      --------------
   NET ASSETS ....................................................    $1,043,184,570
                                                                      ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................    $  975,964,690
Net unrealized appreciation ......................................        68,218,313
Accumulated undistributed net investment income ..................           308,770
Accumulated net realized loss ....................................        (1,307,203)
                                                                      --------------
   NET ASSETS ....................................................    $1,043,184,570
                                                                      ==============
CLASS A SHARES:
Net Assets .......................................................    $   21,684,754
Shares Outstanding (unlimited authorized, $.01 par value).........         1,852,105
   NET ASSET VALUE PER SHARE .....................................    $        11.71
                                                                      ==============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value) .............    $        12.23
                                                                      ==============
CLASS B SHARES:
Net Assets .......................................................    $  156,971,855
Shares Outstanding (unlimited authorized, $.01 par value).........        13,349,908
   NET ASSET VALUE PER SHARE .....................................    $        11.76
                                                                      ==============
CLASS C SHARES:
Net Assets .......................................................    $   11,578,323
Shares Outstanding (unlimited authorized, $.01 par value).........           986,912
   NET ASSET VALUE PER SHARE .....................................    $        11.73
                                                                      ==============
CLASS D SHARES:
Net Assets .......................................................    $  852,949,638
Shares Outstanding (unlimited authorized, $.01 par value).........        72,885,383
   NET ASSET VALUE PER SHARE .....................................    $        11.70
                                                                      ==============


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       43

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED


STATEMENT OF OPERATIONS
For the year ended December 31, 2000




NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $ 58,783,300
                                                       ------------
EXPENSES
Investment management fee .........................       4,511,126
Plan of distribution fee (Class A shares) .........          37,898
Plan of distribution fee (Class B shares) .........         848,237
Plan of distribution fee (Class C shares) .........          70,484
Transfer agent fees and expenses ..................         324,524
Shareholder reports and notices ...................          85,461
Registration fees .................................          64,646
Professional fees .................................          59,634
Custodian fees ....................................          41,629
Trustees' fees and expenses .......................          17,619
Other .............................................          36,947
                                                       ------------
   TOTAL EXPENSES .................................       6,098,205
Less: expense offset ..............................         (41,580)
                                                       ------------
   NET EXPENSES ...................................       6,056,625
                                                       ------------
   NET INVESTMENT INCOME ..........................      52,726,675
                                                       ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .................................       3,971,131
Net change in unrealized appreciation .............      51,496,436
                                                       ------------
   NET GAIN .......................................      55,467,567
                                                       ------------
NET INCREASE ......................................    $108,194,242
                                                       ============




                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS






                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          DECEMBER 31, 2000     DECEMBER 31. 1999
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $   52,726,675       $   56,178,651
Net realized gain (loss) .............................          3,971,131           (4,668,605)
Net change in unrealized appreciation ................         51,496,436          (82,789,197)
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................        108,194,242          (31,279,151)
                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................           (902,256)            (929,080)
   Class B shares ....................................         (6,664,086)          (6,430,720)
   Class C shares ....................................           (462,996)            (422,770)
   Class D shares ....................................        (44,407,557)         (48,394,252)
Net realized gain
   Class A shares ....................................                  -              (52,982)
   Class B shares ....................................                  -             (400,237)
   Class C shares ....................................                  -              (27,144)
   Class D shares ....................................                  -           (2,638,565)
                                                           --------------       --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................        (52,436,895)         (59,295,750)
                                                           --------------       --------------
Net decrease from transactions in shares of beneficial
  interest ...........................................        (32,798,064)         (67,388,661)
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................         22,959,283         (157,963,562)
NET ASSETS:
Beginning of period ..................................      1,020,225,287        1,178,188,849
                                                           --------------       --------------
   END OF PERIOD
   (Including undistributed net investment income of
   $308,770 and $20,278, respectively)................     $1,043,184,570       $1,020,225,287
                                                           ==============       ==============




                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2000, continued


C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and
(iii) Class C - up to 0.70% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2000, continued


from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,762,135 at December 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $759, $241,537, and $3,821, respectively and received $67,610, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000 aggregated $155,488,022 and $162,647,535, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,977. At December 31, 2000, the Fund had an accrued pension liability of $53,675 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2000, continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:





                                                                   FOR THE YEAR                         FOR THE YEAR
                                                                      ENDED                                ENDED
                                                                DECEMBER 31, 2000                    DECEMBER 31, 1999
                                                        ----------------------------------   ----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ................................................       3,090,287      $   34,723,944        1,023,382      $   11,894,433
Reinvestment of dividends and distributions .........          36,669             413,876           35,276             407,295
Redeemed ............................................      (2,827,223)        (31,652,974)        (757,512)         (8,588,318)
                                                           ----------      --------------        ---------      --------------
Net increase - Class A ..............................         299,733           3,484,846          301,146           3,713,410
                                                           ----------      --------------        ---------      --------------
CLASS B SHARES
Sold ................................................       8,257,414          93,280,823        5,634,037          65,447,290
Reinvestment of dividends and distributions .........         282,656           3,199,923          304,367           3,532,880
Redeemed ............................................      (7,754,811)        (87,329,632)      (4,333,128)        (49,694,515)
                                                           ----------      --------------       ----------      --------------
Net increase - Class B ..............................         785,259           9,151,114        1,605,276          19,285,655
                                                           ----------      --------------       ----------      --------------
CLASS C SHARES
Sold ................................................         448,828           5,130,298          843,726           9,755,515
Reinvestment of dividends and distributions .........          29,565             334,043           26,647             307,538
Redeemed ............................................        (394,439)         (4,461,219)        (598,459)         (6,828,777)
                                                           ----------      --------------       ----------      --------------
Net increase - Class C ..............................          83,954           1,003,122          271,914           3,234,276
                                                           ----------      --------------       ----------      --------------
CLASS D SHARES
Sold ................................................         925,126          10,460,935        1,880,172          21,134,542
Reinvestment of dividends and distributions .........       2,119,706          23,877,414        2,424,240          28,046,032
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Multi-State Municipal
 Series Trust - Massachusetts Series, Michigan
 Series, Minnesota Series and Ohio Series ...........       3,385,107          38,275,570           -                  -
Redeemed ............................................     (10,612,830)       (119,051,065)     (12,402,477)       (142,802,576)
                                                          -----------      --------------    -------------     ---------------
Net decrease - Class D ..............................      (4,182,891)        (46,437,146)      (8,098,065)        (93,622,002)
                                                          -----------      --------------    -------------     ---------------
Net decrease in Fund ................................      (3,013,945)     $  (32,798,064)      (5,919,729)     $  (67,388,661)
                                                          ===========      ==============    =============     ===============



6. EXPENSE OFFSET


The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2000, continued


7. FEDERAL INCOME TAX STATUS

As part of the Fund's acquisition of the assets of Morgan Stanley Dean Witter Multi-State Municipal Series Trust - Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series, the Fund obtained approximate net capital loss carryovers as follows:





MASSACHUSETTS SERIES    MICHIGAN SERIES   MINNESOTA SERIES   OHIO SERIES
---------------------- ----------------- ------------------ ------------
$  220,000             $176,000          $177,000           $37,000



Utilization of these carryovers is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended December 31, 2000, the Fund utilized approximately $192,000 of these carryovers and $3,779,000 of its net capital loss carryover. At December 31, 2000, the Fund had a net capital loss carryover remaining of approximately $1,307,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.


8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2000, the Fund held positions in residual interest bonds having a total value of $34,055,375, which represents 3.3% of the Fund's net assets.


9. FUND ACQUISITIONS

On July 24, 2000, the Fund acquired all the net assets of Morgan Stanley Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts Series"), Michigan Series ("Michigan Series"), Minnesota Series ("Minnesota Series") and Ohio Series ("Ohio Series") based on the respective valuations as of the close of business on July 21, 2000, pursuant to four reorganization plans approved by the shareholders of Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series on June 22, 2000. The acquisition was accomplished by a tax-free exchange of 792,540 Class D shares of the Fund at a net asset value of $11.31 per share for 852,866 shares of Massachusetts Series; 1,059,251 Class D shares of the Fund at a net asset value of $11.31 per share for 1,182,639 shares of Michigan Series; 453,481 Class D shares of the Fund at a net asset value of $11.31 per share for 513,915 shares of Minnesota Series and 1,079,835 Class D shares of the Fund at a net asset value of $11.31 per share for 1,175,451 shares of the Ohio Series. The net assets of the Fund and Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series immediately before the acquisition were $982,320,805,

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2000, continued


$8,961,789, $11,975,503, $5,126,864 and $12,211,414, respectively, including unrealized appreciation of $282,180, $102,725, $26,335 and $39,899 for
Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,020,596,375.


10. SUBSEQUENT EVENT - FUND ACQUISITIONS

On February 5, 2001, the Fund acquired all the net assets of Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income Trust"), Morgan Stanley Dean Witter Municipal Income Trust II ("Municipal Income Trust II") and Morgan Stanley Dean Witter Municipal Income Trust III ("Municipal Income Trust III") based on the respective valuations as of the close of business on February 2, 2001, pursuant to three reorganization plans approved by the shareholders of Municipal Income Trust, Municipal Income Trust II, and Municipal Income Trust III on January 23, 2001. The acquisition was accomplished by a tax-free exchange of 23,262,313 Class D shares of the Fund at a net asset value of $11.76 per share for 27,577,097 shares of Municipal Income Trust; 20,497,846 Class D shares of the Fund at a net asset value of $11.76 per share for 24,299,866 shares of Municipal Income Trust II; and 4,797,447 Class D shares of the Fund at a net asset value of $11.76 per share for 5,798,353 shares of Municipal Income Trust III. The net assets of the Fund and Municipal Income Trust, Municipal Income Trust II, and Municipal Income Trust III immediately before the acquisition were $1,046,560,521, $273,701,646, $241,157,858 and
$56,403,868, respectively, including unrealized appreciation of $11,327,506, $8,114,170, and $2,046,341 for Municipal Income Trust, Municipal Income Trust II, and Municipal Income Trust III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,617,823,893.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                           2000              1999                1998
                                                     ---------------- ----------------- ----------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............    $   11.08      $ 12.02              $     12.09
                                                        ---------      -------              -----------
Income (loss) from investment operations:
 Net investment income .............................         0.58        0.58                      0.59
 Net realized and unrealized gain (loss) ...........         0.63       (0.91)                     0.10
                                                        ---------      -------              -----------
Total income (loss) from investment operations .....         1.21       (0.33)                     0.69
                                                        ---------      -------              -----------
Less dividends and distributions from:
 Net investment income .............................        (0.58)      (0.58)                    (0.59)
 Net realized gain .................................            -       (0.03)                    (0.17)
                                                        ---------      -------              -----------
Total dividends and distributions ..................        (0.58)      (0.61)                    (0.76)
                                                        ---------      -------              -----------
Net asset value, end of period .....................    $   11.71      $ 11.08              $     12.02
                                                        =========      =======              ===========
TOTAL RETURN+ ......................................        11.21%       (2.82)%                   5.86%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................         0.72%(5)     0.64 %(4)(5)             0.74%(4)(5)
Net investment income ..............................         5.14%(5)     4.98 %(5)                4.88%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $  21,685      $17,198              $    15,041
Portfolio turnover rate ............................           17%          13 %                     15%



                                                         FOR THE PERIOD
                                                         JULY 28, 1997*
                                                             THROUGH
                                                        DECEMBER 31, 1997
                                                     ----------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............     $     12.00
                                                         -----------
Income (loss) from investment operations:
 Net investment income .............................            0.25
 Net realized and unrealized gain (loss) ...........            0.14
                                                         -----------
Total income (loss) from investment operations .....            0.39
                                                         -----------
Less dividends and distributions from:
 Net investment income .............................           (0.25)
 Net realized gain .................................           (0.05)
                                                         -----------
Total dividends and distributions ..................           (0.30)
                                                         -----------
Net asset value, end of period .....................     $     12.09
                                                         ===========
TOTAL RETURN+ ......................................            3.31%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................            0.76%(2)(3)
Net investment income ..............................            4.96%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............     $     3,857
Portfolio turnover rate ............................              16%



-------------
*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS, continued







                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------
                                                               2000              1999                1998
                                                         ---------------- ----------------- ----------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $   11.13          $  12.07         $     12.14
                                                            ---------          --------         -----------
Income (loss) from investment operations:
 Net investment income .................................         0.54             0.53                 0.55
 Net realized and unrealized gain (loss) ...............         0.63            (0.91)                0.10
                                                            ---------          --------         -----------
Total income (loss) from investment operations .........         1.17            (0.38)                0.65
                                                            ---------          --------         -----------
Less dividends and distributions from:
 Net investment income .................................        (0.54)           (0.53)               (0.55)
 Net realized gain .....................................            -            (0.03)               (0.17)
                                                            ---------          --------         -----------
Total dividends and distributions ......................        (0.54)           (0.56)               (0.72)
                                                            ---------          --------         -----------
Net asset value, end of period .........................    $   11.76          $  11.13         $     12.07
                                                            =========          ========         ===========
TOTAL RETURN+ ..........................................        10.75%            (3.25)%              5.47%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................         1.11%(5)          1.11 %(4)(5)        1.10%(4)(5)
Net investment income ..................................         4.75%(5)          4.51 %(5)           4.52%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $ 156,972          $139,786          $  132,303
Portfolio turnover rate ................................           17%               13 %                15%



                                                             FOR THE PERIOD
                                                             JULY 28, 1997*
                                                                 THROUGH
                                                            DECEMBER 31, 1997
                                                         ----------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $     12.00
                                                             -----------
Income (loss) from investment operations:
 Net investment income .................................            0.23
 Net realized and unrealized gain (loss) ...............            0.19
                                                             -----------
Total income (loss) from investment operations .........            0.42
                                                             -----------
Less dividends and distributions from:
 Net investment income .................................           (0.23)
 Net realized gain .....................................           (0.05)
                                                             -----------
Total dividends and distributions ......................           (0.28)
                                                             -----------
Net asset value, end of period .........................     $     12.14
                                                             ===========
TOTAL RETURN+ ..........................................            3.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            1.14%(2)(3)
Net investment income ..................................            4.87%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $    95,573
Portfolio turnover rate ................................              16%



--------------
*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS, continued






                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------
                                                               2000              1999                1998
                                                         ---------------- ----------------- ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $   11.10          $ 12.04          $     12.11
                                                            ---------          -------          -----------
Income (loss) from investment operations:
 Net investment income .................................         0.52            0.51                  0.53
 Net realized and unrealized gain (loss) ...............         0.63           (0.91)                 0.10
                                                            ---------          -------          -----------
Total income (loss) from investment operations .........         1.15           (0.40)                 0.63
                                                            ---------          -------          -----------
Less dividends and distributions from:
 Net investment income .................................        (0.52)          (0.51)                (0.53)
 Net realized gain .....................................            -           (0.03)                (0.17)
                                                            ---------          -------          -----------
Total dividends and distributions ......................        (0.52)          (0.54)                (0.70)
                                                            ---------          -------          -----------
Net asset value, end of period .........................    $   11.73          $ 11.10          $     12.04
                                                            =========          =======          ===========
TOTAL RETURN+ ..........................................        10.66%           (3.37)%               5.36%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................         1.21%(5)        1.21 %(4)(5)          1.20%(4)(5)
Net investment income ..................................         4.65%(5)        4.41 %(5)             4.34%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $  11,578         $10,025           $     7,599
Portfolio turnover rate ................................           17%             13 %                  15%



                                                             FOR THE PERIOD
                                                             JULY 28, 1997*
                                                                 THROUGH
                                                            DECEMBER 31, 1997
                                                         ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $     12.00
                                                             -----------
Income (loss) from investment operations:
 Net investment income .................................            0.23
 Net realized and unrealized gain (loss) ...............            0.16
                                                             -----------
Total income (loss) from investment operations .........            0.39
                                                             -----------
Less dividends and distributions from:
 Net investment income .................................           (0.23)
 Net realized gain .....................................           (0.05)
                                                             -----------
Total dividends and distributions ......................           (0.28)
                                                             -----------
Net asset value, end of period .........................     $     12.11
                                                             ===========
TOTAL RETURN+ ..........................................            3.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            1.20%(2)(3)
Net investment income ..................................            4.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $     2,953
Portfolio turnover rate ................................              16%



--------------
*   The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued






                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------
                                                             2000              1999
                                                       ---------------- -----------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................    $   11.07      $  12.01
                                                          ---------      --------
Income (loss) from investment operations:
 Net investment income ...............................         0.60         0.59
 Net realized and unrealized gain (loss) .............         0.63        (0.91)
                                                          ---------      --------
Total income (loss) from investment operations .......         1.23        (0.32)
                                                          ---------      --------
Less dividends and distributions from:
 Net investment income ...............................        (0.60)       (0.59)
 Net realized gain ...................................            -        (0.03)
                                                          ---------      --------
Total dividends and distributions ....................        (0.60)       (0.62)
                                                          ---------      --------
Net asset value, end of period .......................    $   11.70      $  11.07
                                                          =========      ========
TOTAL RETURN+ ........................................        11.44%        (2.71)%
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................         0.51%(2)     0.51 %(1)(2)
Net investment income ................................         5.35%(2)     5.11 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............    $ 852,950     $853,216
Portfolio turnover rate ..............................           17%          13 %



                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                                 1998                1997*          1996
                                                       ------------------------ -------------- --------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................      $    12.08            $   11.77      $   12.09
                                                            ----------------      ---------      ---------
Income (loss) from investment operations:
 Net investment income ...............................            0.62                 0.63           0.65
 Net realized and unrealized gain (loss) .............            0.10                 0.36          (0.24)
                                                            ----------------      ---------      ----------
Total income (loss) from investment operations .......            0.72                 0.99           0.41
                                                            ----------------      ---------      ----------
Less dividends and distributions from:
 Net investment income ...............................           (0.62)               (0.63)         (0.65)
 Net realized gain ...................................           (0.17)               (0.05)         (0.08)
                                                            ----------------      ----------     ----------
Total dividends and distributions ....................           (0.79)               (0.68)         (0.73)
                                                            ----------------      ----------     ----------
Net asset value, end of period .......................      $    12.01            $   12.08      $   11.77
                                                            ================      ==========     ==========
TOTAL RETURN+ ........................................            6.11%                8.73%          3.61%
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................            0.50%(1)(2)           0.49%          0.48%
Net investment income ................................            5.12%(2)              5.34%          5.52%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............      $1,023,246            $1,096,998     $1,190,034
Portfolio turnover rate ..............................              15%                   16%            18%



--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.

+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 7, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Tax-Exempt Securities Trust as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 8, 2001

                       2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended December 31, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST:

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended December 31, 1999 and the financial highlights for each of the years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to December 31, 1999.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2000

XIII. APPENDIX


RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------
Moody's Investors Service Inc. ("Moody's")



                             Municipal Bond Ratings



Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
        Uncertainty of position characterizes bonds in this class.
B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            Municipal Note Ratings

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       Variable Rate Demand Obligations

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


Standard & Poor's Corporation ("Standard & Poor's")


                            Municipal Bond Ratings

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.
B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.
D       Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
        `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            Municipal Note Ratings

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

       SP-2 denotes a satisfactory capacity to pay principal and interest.

       SP-3 denotes a speculative capacity to pay principal and interest.


                           Commercial Paper Ratings

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Fitch IBCA, Inc. ("Fitch")


                             Municipal Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA               Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA                Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A                 Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB               Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
                  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Plus (+) or       Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)         a credit within the rating category. Plus and minus signs, however, are not used in the
                  "AAA" category.
NR                Indicates that Fitch does not rate the specific issue.
Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.
FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.


BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C             Bonds are in imminent default in payment of interest or principal.
DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely
DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.
Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:


F-1+   Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
F-2    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
F-3    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D     Default. Issues assigned this rating are in actual or imminent payment default.
LOC   The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.